EXHIBIT 10.1
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                        FINAL SETTLEMENT TRUST AGREEMENT

                                      AMONG

                                 CHATTEM, INC.,
                                   AS SETTLOR
                                       AND
                                  AMSOUTH BANK,
                                   AS TRUSTEE

                              DATED MARCH 16, 2005












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                        FINAL SETTLEMENT TRUST AGREEMENT

         This FINAL SETTLEMENT TRUST AGREEMENT, dated as of the 16th day of March, 2005, (this "TRUST AGREEMENT") is entered into by and between Chattem, Inc., a Tennessee corporation (the "SETTLOR"), and AmSouth Bank, a bank organized and existing under the laws of the State of Alabama, (the "TRUSTEE") to establish the Final Settlement Trust (the "TRUST") to hold, administer and distribute certain assets, as follows:

                                    RECITALS

         WHEREAS, the Settlor has executed and delivered that certain Class Action Settlement Agreement (the "SETTLEMENT AGREEMENT") whereby the Settlor has agreed to provide for certain payments to be made to a final settlement trust in consideration of the compromise, settlement, and release of claims of the class members in that certain class action litigation in Federal District Court captioned In Re Phenylpropanolamine (PPA) Products Liability Litigation (MDL No.
1407) (the "CLASS ACTION LITIGATION"); and

         WHEREAS, the Settlement Agreement has been approved by the United States District Court for the Western District of Washington (the "COURT") by Order dated November 12, 2004, (the "ORDER") and the Settlor desires to establish this Trust as the final settlement trust as envisioned by the Settlement Agreement and the Trustee is willing to serve as trustee of the trust under the terms hereinafter set forth; and

         WHEREAS, the parties hereto intend that this Trust will be a "Qualified Settlement Fund" within the meaning of Section 468B of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

         NOW, THEREFORE, it is agreed as follows:

                             ARTICLE 1 - DEFINITIONS

SECTION 1.1 GLOSSARY OF TERMS

For purposes of this Trust Agreement, the following terms shall have the meanings set forth in this Article 1. Terms used in the singular shall be deemed to include the plural and vice versa.

(a)  "BENEFICIARIES" shall have the meaning set forth in section 2.2(a).

(b)  "BENEFIT FUND" shall have the meaning set forth in section 2.6.

(c)  "CLAIMS" shall have the meaning set forth in section 2.7.

(d) "CLAIMS ADMINISTRATOR" shall mean the person(s) or entity(ies) appointed by the Court, and his/her agents, to administer claims under the Settlement Agreement.

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(e)  "CLASS COUNSEL" shall mean those attorneys representing the Class Members, or such other attorneys as shall be approved by the Court as counsel to the Class Members.

(f)  "CLASS MEMBERS" shall have the meaning set forth in section 2.2(a).

(g) "CLASS ACTION LITIGATION" shall have the meaning set forth in the recitals set forth above.

(h)  "COURT" shall have the meaning set forth in the recitals set forth above.

(i)  "EXTRAORDINARY DAMAGES FUND" shall have the meaning set forth in section
     2.9.

(j)  "FINAL BENEFIT DETERMINATION" shall have the meaning set forth in section
     2.7.

(k) "FINAL CHATTEM SETTLEMENT TRUST" shall mean the Trust established hereby pursuant to the terms of the Settlement Agreement and the Trial Court Approval.

(l)  "INDEMNIFIED PARTIES" shall have the meaning set forth in section 3.5(a).

(m) "INITIAL CHATTEM SETTLEMENT TRUST" shall mean the trust established by that certain Initial Settlement Trust Agreement dated April 12, 2004, to hold funds paid by or on behalf of the Settlor and certain other released parties pursuant to the terms of the Settlement Agreement pending the Trial Court Approval and the establishment of the Final Chattem Settlement Trust.

(n)  "NOTICE FOR WITHDRAWAL FORM" shall have the meaning set forth in section
     2.7.

(o)  "ORDER" shall have the meaning set forth in the recitals set forth above.

(p) "SETTLEMENT AGREEMENT" shall have the meaning set forth in the recitals set forth above.

(q)  "SETTLOR" shall have the meaning set forth in the preamble hereof.

(r) "SETTLOR'S COUNSEL" shall mean Miller & Martin PLLC, or any other person or entity selected by Settlor to represent it in connection with the Trust.

(s) "SPECIAL MASTER" shall mean the arbitrator appointed by the Court having the authority to make Final Benefit Determinations under the provisions of the Settlement Agreement.

(t) "TRIAL COURT APPROVAL" shall mean the granting, by the Order, of the approval of the Settlement Agreement by the Court.

(u)  "TRUST" shall have the meaning set forth in the preamble hereof.

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(v)  "TRUST AGREEMENT" shall have the meaning set forth in the preamble hereof.

(w) "TRUST ASSETS" shall mean any portion of the personal property held by the Trustee under the terms of the Trust, including any assets added to the Trust pursuant to the provisions of this Agreement by conveyance, assignment, or other transfer.

(x)  "TRUST EARNINGS" shall have the meaning set forth in Section 2.6 hereof.

(y) "TRUST ESTATE" shall mean all of the Trust Assets held by the Trustee under this Agreement, including all additions to the Trust made pursuant to the provisions of this Agreement by conveyance, assignment, or other transfer.

(z)  "TRUSTEE" shall have the meaning set forth in the preamble hereof.


                        ARTICLE 2 - DECLARATION OF TRUST

SECTION 2.1 CREATION OF TRUST

This Trust is hereby established as the Final Chattem Settlement Trust in accordance with the Settlement Agreement and the Trial Court Approval. As set forth in Sections 2.3 and 2.4 below, this Trust shall replace, and succeed to all assets currently held by, the Initial Chattem Settlement Trust on the terms hereinafter set forth whereupon the Initial Chattem Settlement Trust shall be deemed terminated and of no further force and effect. This Trust shall be irrevocable and upon the termination of the Trust, the Trust Estate shall be distributed in accordance with Section 2.9.

SECTION 2.2 BENEFICIARIES

(a) The Beneficiaries of the Trust are all Class Members in the Class Action Litigation (the "CLASS MEMBERS") who have been determined to be entitled to receive benefits under the Settlement Agreement ("BENEFICIARIES") pursuant to the Trial Court Approval. Except as otherwise determined by the Court or as expressly set forth herein, no other person shall be deemed a beneficiary of the Trust or be entitled to exercise any right or remedy with respect to the Trust Assets.

(b) Nothing in this Agreement is intended to acknowledge the claims of the Class Members in the Class Action Litigation or to confer any rights or benefits on any individual Class Member other than as specifically set forth herein. Neither Settlor nor Trustee shall have any obligation or duty hereunder to any individual Class Member, and no individual Class Member shall have the direct right to exercise rights, claims or remedies against the Settlor or the Trustee except as otherwise set forth under this Trust Agreement or the Settlement Agreement.

(c) The Trust Assets, if any, to which a Class Member is entitled shall be determined only in accordance with the Settlement Agreement and the Trial Court Approval. The Trustee shall have no authority under this Trust Agreement or otherwise to make, alter or

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otherwise influence benefit determinations with respect to, or distribute or to withhold the distribution of, Trust Assets to, Class Members except as specifically set forth herein.

SECTION 2.3 PURPOSES OF THE TRUST

The sole purposes of the Trust are to receive, hold and invest funds in accordance with, and subject to, the provisions of this Trust Agreement, and to make payments and disburse funds upon the written instructions of the Claims Administrator, and to take all such other actions as contemplated by the Settlement Agreement and the Trial Court Approval. In addition, the Trustee is authorized to pay out of the Trust Estate all costs related to the administration of the Trust or the Settlement Agreement (including the fees of the Claims Administrator and the Special Master) as may be envisioned by the Settlement Agreement. The Trustee hereby consents to the jurisdiction of the Court for all purposes related to the performance under or interpretation of this Trust Agreement. The Trustee shall have no authority or duty to exercise discretion with respect to the performance of obligations under, or the interpretation of, the Settlement Agreement. Any questions of performance or interpretation under the Settlement Agreement shall be determined by the agreement of Settlor and Class Counsel or as otherwise determined by the Court. Except as expressly set forth herein, no creditor of the Settlor shall have any right, lien, claim or other interest in the Trust or the assets that comprise the corpus (whether classified as principal or income) of the Trust. The Settlor shall have no right or authority to alienate, encumber, mortgage or otherwise convey any interest in the corpus of the Trust. In seeking Court approval of the Trust, the Settlor and Class Counsel shall concurrently apply for and secure from the Court an Order of Attachment encompassing all assets that comprise the corpus of the Trust and all after-acquired assets, thereby securing the assets of the Trust and ensuring that such assets shall be used exclusively for the purposes set forth herein.

SECTION 2.4 FUNDING

Within five (5) days of the establishment of this Trust, the Settlor will cause to be delivered to the Trustee the assets currently held in the Initial Chattem Settlement Trust as envisioned by the Settlement Agreement. The Settlor shall cause the trustee of the Initial Chattem Settlement Trust to provide a final accounting for the Initial Chattem Settlement Trust and furnish such final accounting to the Settlor, Class Counsel and the Court setting forth the principal of the Initial Chattem Settlement Trust and any earnings thereon less fees and expenses which aggregate amount shall be the initial corpus of the Final Chattem Settlement Trust. The Settlor shall also cause other released parties in the Class Action Litigation to contribute additional funds to the Trust at the time of initial funding, including specifically Sidmak Laboratories, Inc. ("Sidmak") who shall contribute $10,000,000.00. The Trustee hereby agrees to accept the assets and to receive, hold, invest, manage, and distribute the assets in accordance with the Trust Agreement. The Trustee shall also receive, hold, administer and distribute hereunder, as part of the Trust
Estate: (i) the additional assets delivered to it from time to time by, or at the direction of, the Settlor; (ii) any recoveries with respect to amounts previously expensed by the Trust (such as, without limitation, refunds of taxes or administrative expenses previously paid by the Trust); and (iii) any interest or other earnings on any of the foregoing.

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SECTION 2.5 HOLDING OF TRUST ASSETS

The Trust Assets may be placed by the Trustee in one (1) or more investment and/or cash drawing accounts as the Trustee may deem necessary, prudent, or useful in order to allow for the investment of the Trust Assets as set forth in
Section 4.1(b) and to provide for the timely payment of claims of Beneficiaries and expenses of the Trust as set forth in Section 2.7. Trust Assets may be transferred from any investment account to any cash drawing account established by the Trustee from time to time as the Trustee may determine. Notwithstanding the use of one or more accounts, the Trust Assets held in any such account shall be deemed a component of the overall Trust Estate and no such account shall be considered a separate trust or escrow fund. Notwithstanding the foregoing, the Trustee shall establish a separate drawing account for the purpose of holding funds withheld from payments to Beneficiaries to satisfy government liens pursuant to Section 2.7(c) below.

SECTION 2.6 ACCOUNTING FOR TRUST ASSETS

The Trust Assets shall be classified as two (2) separate funds for purposes of accounting for payments to Beneficiaries hereunder. The initial funding of the Trust from the transfer of assets from the Initial Chattem Settlement Trust and the transfer of additional assets from other released parties in the Class Action Litigation shall comprise the Benefit Fund from which all payments to Beneficiaries and expenses of the Trust during the period of duration of the Trust shall be made. All cumulative interest, dividends, gains or other investment earnings of the Trust (including interest earned in the Initial Settlement Trust on or after November 12, 2004) received during the period of duration of the Trust less any taxes owed on such income or investment fees charged by third parties with respect to such income shall comprise the Trust Earnings which shall be retained by the Trustee and ultimately distributed upon the termination of the Trust for the benefit of the Beneficiaries as set forth in Section 2.9 below. The Benefit Fund and the Trust Earnings shall be bookkeeping accounts only and the Trustee shall not be required to physically segregate or isolate the amounts comprising the two Funds provided, however, that the amounts allocated to the Trust Earnings shall not be used to make payments to Beneficiaries or pay expenses of the Trust during the period of duration of the Trust. In addition, the Trustee shall establish a separate drawing account for the purpose of holding funds withheld from payments to Beneficiaries to satisfy government liens pursuant to Section 2.7(c) below.

SECTION 2.7 PAYMENTS FROM THE TRUST ESTATE

(a) During the pendency of the Trust, the Trustee shall pay Claims of Beneficiaries as follows. The Trustee shall maintain an office to which Claims may be submitted by the Claims Administrator. The Trustee shall be under no obligation to consider Claims submitted from any person or source other than the Claims Administrator. Claims must be submitted by the Claims Administrator on the "Notice for Withdrawal of Funds From Final Chattem Settlement Trust" form attached as Annex A. The Trustee shall be under no obligation to consider Claims submitted in a manner other than pursuant to the Notice for Withdrawal Form.

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(b) Upon the receipt of a Notice for Withdrawal Form from the Claims
Administrator, the Trustee shall confirm that (1) the Notice for Withdrawal Form has been completed with the name, taxpayer identification number and address of one or more payees and an amount or amounts payable; and (2) the Notice for Withdrawal Form has been executed by a duly authorized officer of the Claims Administrator. If the Notice for Withdrawal Form fails to contain the necessary items (1) and (2), the Trustee shall return the Notice for Withdrawal Form to the Claims Administrator and shall be under no further obligation to act until a completed and executed Notice for Withdrawal Form is resubmitted by the Claims Administrator.

(c) Upon confirmation of items (1) and (2) set forth in subsection 2.7(b), the Trustee shall issue a trust account check to the payees listed in the Notice for Withdrawal Form and in the amounts set forth on the Notice for Withdrawal Form, and mail the checks to the Claims Administrator at the address set forth on the Notice for Withdrawal Form within thirty (30) days of the date of receipt of the Notice for Withdrawal Form from the Claims Administrator. If the Notice of Withdrawal Form provides instructions regarding the withholding of amounts necessary to satisfy government liens, the Trustee shall segregate such funds into a separate account for holding funds for the benefit of the lienholder or issue and mail a check for the withheld amount to the designated lienholder in accordance with the instructions set forth in the Notice of Withdrawal Form. Except as specifically set forth herein, the Trustee shall be under no obligation to investigate the circumstances of the Claim, to ascertain the bona fides of the information submitted on the Notice for Withdrawal Form, to confirm the amounts payable or to take other action. The Trustee shall have no discretion to refuse to pay the designated payees upon the submission of a duly-completed Notice for Withdrawal Form. Each payment made pursuant to a Notice for Withdrawal Form shall be debited against the current balance in the Benefit Fund.

(d) In addition to the payment of Claims as set forth above, the Trustee shall also be authorized to pay out of the Benefit Fund the monthly statements for services rendered and expenses incurred of (1) the Claims Administrator, (2) the Special Master, and (3) other third-party costs and expenses, as may be forwarded from time to time by the Claims Administrator to the Trustee for payment on the Notice for Withdrawal Form, provided that such statements have been approved and endorsed by Settlor's Counsel as required on the Notice for Withdrawal Form.

SECTION 2.8 ADDITIONAL FUNDING OF THE TRUST BY THE SETTLOR

The Trustee shall immediately notify the Settlor (with a copy to Class Counsel and the Claims Administrator) by written notice if the balance in the Benefit Fund is reduced to an amount less than $5,000,000.00 due to the payment of Claims, expenses of the Trust, compensation and expenses paid to the Claims Administrator, Special Master and/or Trustee, any indemnification of the Trustee as provided for in Section 3.5, or otherwise authorized and payable hereunder. The Trustee shall specify the amount by which the Benefit Fund has been reduced below $5,000,000.00, and the amount payable under Notice for Withdrawal Forms which have been received by the Trustee but not yet paid

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and other current expenses payable by the Trustee. Within fifteen (15) days of the receipt of such notice, the Settlor shall contribute, or cause to be contributed, an amount sufficient to make the balance in the Benefit Fund at least $5,000,000.00, after taking into account the payment of all pending Notice for Withdrawal Forms and all other expenses currently payable by the Trustee, if any.

SECTION 2.9 FINAL DISTRIBUTION OF THE TRUST ESTATE

The Trust shall be terminated upon delivery by the Claims Administrator of written notice to the Trustee that all Claims of Beneficiaries have been satisfied or otherwise provided for and all governmental liens have been satisfied. Upon receipt of written notice of the Claims Administrator that all Claims of Beneficiaries have been satisfied, the Trustee shall, within fifteen
(15) days of receipt, make arrangements for the payment of final expenses of the Trust out of the Benefit Fund, including the payment of outstanding invoices from the Claims Administrator and the Special Master, and convey an amount equal to $5,000,000.00 of the Benefit Fund, and the full amount of the Trust Earnings, to a successor trust or escrow account to comprise the Extraordinary Damages Fund for the benefit of the Beneficiaries established by Class Counsel or as otherwise directed by Class Counsel and approved by Settlor's Counsel and the Court. In the event the balance of the Benefit Fund is less than $5,000,000.00 at the time of receipt of the final notice from the Claims Administrator, the Trustee shall notify the Settlor of the deficit and the Settlor shall contribute, or cause to be contributed, an amount necessary to restore the balance of the Benefit Fund to $5,000,000.00 and thereupon the Trustee shall convey the $5,000,000.00 balance of the Benefit Fund and the Trust Earnings to the successor established by Class Counsel. In the event the balance of the Benefit Fund is greater than $5,000,000.00 at the time of receipt of final notice from the Claims Administrator, the Trustee shall convey $5,000,000.00 of the Benefit Fund and the Trust Earnings to the successor and all remaining amounts in the Benefit Fund that are not used to satisfy the obligations of the Trust, including the compensation and expenses of the Trustee, shall be distributed as directed by the Settlor and as approved by the Court. Upon final distribution of all Trust Assets in accordance herewith, the Trust shall terminate.

SECTION 2.10 FINAL ACCOUNTING

Upon the termination of the Trust, the Trustee shall undertake a final accounting and furnish a final report to the Settlor, Class Counsel and the Court within forty-five (45) days setting forth the initial principal of the Trust Estate, all additions to the principal of the Trust Estate, any earnings of the Trust Estate, disbursements to Beneficiaries and all ordinary and necessary expenses incurred by the Trustee in connection with the management and administration of the Trust Estate, and the final distributions from the Trust. Such Final Accounting shall include an itemized statement of payments made by the Trust to Beneficiaries of the Trust, setting forth the gross amount of each Beneficiary's claim, the amounts deducted and paid or withheld therefrom and the net amount paid to such Beneficiary.

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                               ARTICLE 3 - TRUSTEE

SECTION 3.1 QUALIFICATION TO SERVE

The Trustee hereby accepts the nomination and appointment to serve as trustee and agrees to act in accordance with the terms of this Trust Agreement. The Trustee is, and shall continue to be, a bank organized and doing business under the laws of the United States of America or under the laws of any state thereof, authorized under such laws to exercise corporate trust powers, with a combined capital and surplus of at least $100,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 3.1, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 3. There shall at all times only be a single trustee of the Trust. The Trustee shall act in accordance with the terms of this Trust Agreement and upon the direction of the Court. The Trustee may not assign its rights or obligations hereunder without the prior written consent of the Settlor, Class Counsel and the Court, provided, however, that the merger or consolidation, or other assumption of assets and liabilities of, the Trustee with or by another bank otherwise qualifying hereunder with such bank being the legal successor to the Trustee shall not be deemed an assignment and shall not require the consent of the Settlor or the Court.

SECTION 3.2 TERM OF SERVICE

The Trustee shall serve for the duration of the Trust, subject to its resignation or removal as set forth herein.

SECTION 3.3 APPOINTMENT OF SUCCESSOR TRUSTEE

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article 3 shall become effective until the acceptance of appointment by the successor Trustee under Section 3.3(c) below. The Trustee may resign at any time by giving written notice thereof to the Settlor, Class Counsel and the Court, and may be removed at any time with the approval of the Court. In addition, if at any time: (i) the Trustee shall fail to comply with the requirements contained in Section 3.1, or (ii) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then all of the Trustee's powers and authority granted under this Trust shall be immediately suspended pending review by the Court, which shall be sought promptly by the Settlor and Class Counsel. In so doing, the Settlor and Class Counsel may seek all appropriate relief from the Court including, if warranted, removal of the Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition the Court for the appointment of a successor Trustee. A successor Trustee must meet the qualifications set forth in Section 3.1 of this Trust Agreement.

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(b) Upon the acceptance of office by any successor Trustee, all rights, titles, duties, powers, and authority of the predecessor Trustee under this Trust Agreement shall be vested in and undertaken by the successor Trustee without any further act being required. No successor Trustee shall be liable for any act or omission of its predecessor.

(c) Every successor Trustee appointed hereunder shall execute, acknowledge, and deliver to the Court and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed, or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee; but, on request of the Court or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all of the rights, powers, and trusts of the retiring Trustee, and shall duly assign, transfer, and deliver to each successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Settlor shall execute any and all instruments reasonably necessary for more fully and certainly vesting in and confirming to each such successor Trustee all such rights, powers, and trusts. No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 3, to the extent operative.

(d) Upon the resignation or removal of the Trustee, the Trustee shall within forty-five (45) days furnish a final report to the Settlor, Class Counsel and the Court setting forth the initial principal of the Trust Estate, all additions to the principal of the Trust Estate, any earnings of the Trust Estate, disbursements to Beneficiaries and all ordinary and necessary expenses incurred by the Trustee in connection with the management and administration of the Trust Estate during the Trustee's term of service.

SECTION 3.4 COMPENSATION AND EXPENSES OF TRUSTEE

The Trustee shall be entitled to receive a fee and also shall be reimbursed for any reasonable out-of-pocket expenditures, and ordinary and customary expenses, disbursements, and advancements related to performing its services during the period of the continuation of the Trust as set forth in Annex B. The Parties agree that this compensation represents reasonable compensation for services to be rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The fees and expenses of the Trustee shall be paid out of the Trust Estate.

SECTION 3.5 INDEMNIFICATION / LIABILITY OF TRUSTEE

(a) So long as the Trustee (or former Trustee) and its officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES" or individually, an "INDEMNIFIED PARTY") act or have acted in accordance with the terms of this Trust Agreement, the Order and/or upon the direction of the Court, the Indemnified Parties who were or are a party, or are threatened to be made a party, to any threatened, pending, or completed action, suit or proceeding of any kind, whether civil, administrative, or arbitrative, and whether brought (i) against the Trust, or (ii) with respect to a Trustee, by reason of such Trustee

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being or having been a Trustee of the Trust, shall be indemnified and held harmless by the Settlor and the Trust from and against all costs, damages, judgments, attorneys' fees (whether such attorneys shall be regularly retained or specifically employed), expenses, obligations, and liabilities of every kind and nature which the Indemnified Party or Indemnified Parties may insure, sustain, or be required to pay in connection with or arising out of this Trust Agreement, and to pay to the Indemnified Party or Indemnified Parties on demand the amount of all such costs, damages, judgments, attorneys' fees, expenses, obligations and liabilities.

(b) The Trustee shall have no liability or obligation, nor shall any person have a legal or equitable claim, remedy or cause of action for any act or omission by the Trustee with respect to the Trust Estate except for Trustee's failure to comply with the fiduciary standards for trustees as set forth in the laws of the State of Tennessee. The Trustee's sole responsibility shall be for the receipt, administration, investment, and disbursement of the Trust Estate in accordance with the terms of this Trust Agreement. The Trustee shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. The Trustee may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Trustee shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Trust Agreement. In no event shall the Trustee be liable for incidental, indirect, special, consequential or punitive damages. The Trustee shall not be obligated to take any legal action or commence any proceeding in connection with the Trust Estate, this Trust Agreement or the Settlement Agreement, or to appear in, prosecute or defend any such legal action or proceeding. The Trustee may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel.



                        ARTICLE 4 - POWERS OF THE TRUSTEE

SECTION 4.1 POWERS.

To carry out the purposes of this Agreement, subject to any limitation in this Agreement, the Trustee is vested with the following powers, in addition to those now or hereafter conferred by law or court order affecting the Trust Estate:

(a) To continue to hold any Assets other than cash contributed to the Trust, whether or not of the type or quality, nor constituting a diversification, considered proper for trust investments.

(b) To invest and reinvest the principal of the Trust Estate; provided, however, that all investments made by the Trustee shall be in U.S. Government Treasury bills or in other obligations guaranteed by the U.S. Government, with maturities of no more than six (6) months or shares of a money market mutual fund registered under the Investment Company Act of 1940, as amended, the principal of which is invested solely in U.S.

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Government or agency obligations and repurchase agreements (including such funds advised, managed or sponsored by the Trustee or any of its affiliates), except for such amounts as may be necessary from time to time to be held in a bank checking and/or interest-bearing time deposit account for purposes of paying Claims hereunder.

(c) To initiate or defend at the expense of the Trust Estate, any litigation relating to the Trust Estate or property of the Trust Estate, and to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust Estate and to carry such insurance as the Trustee may deem advisable. The Trustee shall have the authority to initiate, defend and participate in, at the expense of the Trust Estate, all proceedings related to or affecting the Trust, the Trustee or Settlor's obligations under the Settlement Agreement involving the Trust, and the Trustee shall be a party in interest entitled to notice of all such proceedings.

(d) To have, respecting securities, all the rights, powers, and privileges of an owner.

(e) To employ any custodian, attorney, accountant or other agent reasonably necessary to assist the Trustee in administration of the Trust Estate, and to rely on the advice given by such person.

SECTION 4.2 NO SEGREGATION PER BENEFICIARY

The Trustee may hold all trust property as a single segregated trust and is under no obligation to separate or segregate or account for trust property for the benefit of individual Beneficiaries.

SECTION 4.3 RIGHT TO NON-PERFORM IN CASE OF DISPUTE.

In the event of any disagreement between the Settlor and Beneficiaries, or between them and any other person, resulting in adverse claims or demands being made in connection with the assets to be administered hereunder, or in the event that the Trustee, in good faith, be in doubt as to what action it would take hereunder, the Trustee may, at its option, refuse to comply with any claims or demands or it may refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Trustee shall not be or become liable in any way or to any person for its failure or refusal to act, and the Trustee shall be entitled to continue so to refrain from acting until (i) otherwise directed by the Court, or (ii) there exists an agreement between the Settlor and Beneficiaries, and the Trustee shall have been notified thereof in writing signed by or on behalf of all such persons. The rights of the Trustee to non-perform under this paragraph shall be deemed to encompass any express or implied obligation to sue, initiate action or otherwise collect from the Settlor or other parties amounts owed to the Trust pursuant to
Section 2.8 or 2.9 above. The rights of the Trustee under this paragraph are in addition to all other rights which it may have by law or otherwise.

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

                      ARTICLE 5 - ADMINISTRATIVE PROVISIONS

SECTION 5.1 BOND.

No bond, or other security, shall be required of the Trustee named in this Agreement.

SECTION 5.2 SITUS AND VENUE.

This Trust Estate has been created and accepted by the Trustee in the State of Tennessee and its validity, construction, and interpretation, and all rights created by this Trust Agreement shall be governed by the laws of the State of Tennessee. Notwithstanding the foregoing, any action to enforce, interpret or adjudicate the rights and responsibilities hereunder shall be in the first instance commenced in the Court.

SECTION 5.3 PARTIAL INVALIDITY.

Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Agreement.

SECTION 5.4 HEADINGS.

The headings of the various Sections of this Agreement have been inserted only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.

SECTION 5.5 INTERPRETATION.

Whenever the context so requires, all words used in the singular shall be construed to have been used in the plural (and vice versa), and each gender shall be construed to include the other gender.

SECTION 5.6 TAX MATTERS

The parties hereto intend that this Trust will be a "Qualified Settlement Fund" within the meaning of Section 468B of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder. The Trustee shall take no action that would cause the Trust to fail to be a Qualified Settlement Fund. In addition to all of the Trustee's other obligations under this Agreement, the Trustee shall handle all federal and state tax matters related to the Trust. The Trustee shall cause a Federal Employer Identification Number for the Trust to be obtained and shall cause the annual income tax returns to be filed on the basis of a December 31 fiscal year end. The Trustee shall take all steps necessary to ensure that any tax obligations imposed upon the Trust are paid. To the extent necessary to satisfy this objective, the Trust is hereby authorized to, among other things, (i) communicate with the Internal Revenue Service and any state agency on behalf of the Trust, (ii) make payment of taxes on behalf of the Trust (which taxes will be paid out of the Trust assets), and
(iii) file all applicable tax returns for the Trust. All

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

ordinary and necessary expenses incurred in connection with the preparation of such tax returns shall be paid from the Trust Estate.

SECTION 5.7 REPORTS

The Trustee shall furnish a report to the Settlor, Class Counsel and the Court on a monthly basis setting forth the principal of the Trust Estate, any earnings of the Trust Estate, disbursements to Beneficiaries and all ordinary and necessary expenses incurred by the Trustee in connection with the management and administration of the Trust Estate.

SECTION 5.8 AMENDMENT

Any or all of the provisions of this Agreement may be amended at any time and from time to time, in whole or in part, by an instrument in writing executed by the Settlor and approved by the Court. No such amendment shall authorize or permit any part of the Trust Estate to be used for or diverted for purposes other than as envisioned by the Settlement Agreement and no such amendment which affects the rights or duties of the Trustee may be made without the Trustee's written consent.

SECTION 5.9 FINAL TERMINATION

Notwithstanding any provision in this Agreement to the contrary, neither this Trust nor any other trust established in accordance with this Agreement shall continue beyond the date that is twenty-one years after the death of the survivor of all of the Beneficiaries living on the date of this Agreement.

SECTION 5.10 CONFIDENTIALITY

The Trustee agrees that any information provided by or regarding a Class Member or otherwise obtained pursuant to this Trust Agreement shall be kept confidential and shall not be disclosed except to appropriate persons to the extent necessary to process Claims or provide benefits hereunder or as otherwise expressly required hereunder or by applicable law.

IN WITNESS WHEREOF, the parties hereto have duly executed this Trust Agreement as of the date first set forth above.


CHATTEM INC.:
-------------

By:_________________________         Date:________________
Title:______________________


AMSOUTH BANK:
-------------

By:_________________________         Date:________________
Title:______________________

                                     ANNEX A
                                     -------

--------------------------------------------------------------------------------

                         NOTICE FOR WITHDRAWAL OF FUNDS
                       FROM FINAL CHATTEM SETTLEMENT TRUST
  IN RE PHENYLPROPANOLAMINE (PPA) PRODUCTS LIABILITY LITIGATION (MDL NO. 1407)

--------------------------------------------------------------------------------
TO:      AMSOUTH BANK

         TRUSTEE, FINAL CHATTEM SETTLEMENT TRUST

         BY FACSIMILE (XXX) XXX-XXXX
         ATTENTION: ____________________

--------------------------------------------------------------------------------
The undersigned representative of the Claims Administrator under that certain Class Action Settlement Agreement dated as of April 13, 2004, provides this Notice for Withdrawal of Funds. The undersigned confirms that the withdrawal request listed below complies with the terms of the Settlement Agreement and that any benefit payment has been approved by the Chattem Claims Coordinator and the Class Counsel Claims Coordinator. The Claims Administrator hereby submits this Notice pursuant to Section 2.7 of the Final Chattem Settlement Trust Agreement.

-------- ------------------------------------- ---------------------------------
1.       CHATTEM FINAL SETTLEMENT TRUST
         WITHDRAWAL NOTICE:                    Notice # ______

-------- ------------------------------------- ---------------------------------
2.       DATE OF NOTICE:                       ____________, 2005

-------- ------------------------------------- ---------------------------------
3.       TOTAL AMOUNT TO BE WITHDRAWN FROM
         THE TRUST UNDER THIS NOTICE:          $________

-------- ------------------------------------- ---------------------------------
                                               |_| Benefit Payment (see 5 below)
4.       DESCRIPTION OF WITHDRAWAL:            |_| Fee or Expense Payment (see 6
                                                   below)

-------- ------------------------------------- ---------------------------------
                                               Pay: $__________ to:
5A.      BENEFIT PAYMENT TO BE ISSUED TO:      Payee: ________ TIN: __________
         Class Member and/or Designated        Address: ______________________
         Representative:

                                               Pay: $__________ to:
         MDL No. 1407 Fund for Litigation      Payee: ________ TIN: __________
         Expenses:                             Address: ______________________

                                               |_|None
         Provision for Government              |_|Withhold: $_________
         Lienholders:                          |_|Pay: $_________ to:
                                               Payee: ________ TIN: __________
                                               Address: ______________________

-------- ------------------------------------- ---------------------------------
                                               _________, CLAIMS ADMINISTRATOR
5B.      BENEFIT PAYMENT APPROVAL:
                                               BY: ___________________________

                                               ______________________ ,_______
                                               for Claims Administrator
                                               DATE: ______________

-------- ------------------------------------- ---------------------------------

-------- ------------------------------------- ---------------------------------
6A.      FEE OR EXPENSE PAYMENT TO BE ISSUED   Pay: $__________ to:
         TO:                                   Payee: ____________ TIN: ______
                                               Address: ______________________

-------- ------------------------------------- ---------------------------------
6B.      FEE OR EXPENSE PAYMENT APPROVAL:      _________, CLAIMS ADMINISTRATOR

                                               BY: ___________________________
                                               ________________________,______
                                               for Claims Administrator


                                               DATE: _____________


                                               ____________, SETTLOR'S COUNSEL

                                               BY: ___________________________
                                               ______________________,________

-------- ------------------------------------- ---------------------------------
ALL CHECKS ISSUED HEREUNDER SHALL BE MAILED TO:

         ___________________________

                   CLAIMS ADMINISTRATOR, FINAL CHATTEM SETTLEMENT TRUST
         ___________________________
         ___________________________
         ATTENTION: ________________

--------------------------------------------------------------------------------

                                     ANNEX B

                                SCHEDULE OF FEES

The Trustee shall be paid a fee for all Trustee, Investment Management and Administrative Services equal to 25 basis points (0.25 of 1.00%) of the market value of the Trust Estate on an annual basis billed monthly in arrears.

The fee is based upon the limited Trustee, Investment Management and Administrative Services envisioned by the Trust Agreement and AmSouth Bank reserves the right to adjust the fee upon a change in the scope of the duties required under the Trust Agreement.






















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